Exhibit 99.2

Waterloo House, Ground Floor
100 Pitts Bay Road
Pembroke HM 08 Bermuda

441-278-9250
441-278-9255 fax

Contact:
Mark D. Lyons
Executive Vice President and Chief Financial Officer

Financial Supplement

Financial Information
as of June 30, 2014

The following financial supplement is provided to assist in your understanding of Arch Capital Group Ltd.

This report is for informational purposes only.  It should be read in conjunction with documents filed by Arch Capital Group Ltd. with the U.S. Securities and Exchange Commission, including the most recent Annual Report on Form 10-K and the Quarterly Reports on Form 10-Q.  Please refer to the Company’s website at www.archcapgroup.com for further information describing Arch Capital Group Ltd.

Arch Capital Group Ltd. and Subsidiaries
Table of Contents

1

Arch Capital Group Ltd. and Subsidiaries
Basis of Presentation

Basis of Presentation

All financial information contained herein is unaudited, however, certain information relating to the consolidated balance sheet at December 31, 2013 is derived from or agrees to audited financial information. The Company has reclassified the presentation of certain prior year information to conform to the current presentation. Such reclassifications had no effect on the Company’s net income, shareholders’ equity or cash flows. Unless otherwise noted, all data is in thousands, except for share and per share amounts and ratio information.

In March 2014, the Company invested $100.0 million to acquire approximately 11% of Watford Holdings Ltd.’s common equity and a warrant to purchase additional common equity. Watford Holdings Ltd. is the parent of Watford Re Ltd., a multi-line Bermuda reinsurance company (together with Watford Holdings Ltd., “Watford”). In accordance with GAAP, Watford is considered a variable interest entity and the Company concluded that it is the primary beneficiary of Watford. As such, 100% of the results of Watford are included in the Company’s consolidated financial statements. The portion of Watford’s earnings owned by third parties is recorded in the consolidated statements of income as ‘amounts attributable to noncontrolling interests’. In addition, the Company reflects Watford’s redeemable preference shares in the mezzanine section of the Company’s consolidated balance sheets as ‘redeemable noncontrolling interests’ because they have redemption features that are not solely within the control of Watford.

Cautionary Note Regarding Forward-Looking Statements

The Private Securities Litigation Reform Act of 1995 provides a “safe harbor” for forward-looking statements. This release or any other written or oral statements made by or on behalf of Arch Capital Group Ltd. and its subsidiaries may include forward-looking statements, which reflect the Company’s current views with respect to future events and financial performance. All statements other than statements of historical fact included in or incorporated by reference in this release are forward-looking statements.

Forward-looking statements can generally be identified by the use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “estimate,” “anticipate,” “believe” or “continue” or their negative or variations or similar terminology. Forward-looking statements involve the Company’s current assessment of risks and uncertainties. Actual events and results may differ materially from those expressed or implied in these statements. A non-exclusive list of the important factors that could cause actual results to differ materially from those in such forward-looking statements includes the following: adverse general economic and market conditions; increased competition; pricing and policy term trends; fluctuations in the actions of rating agencies and the Company’s ability to maintain and improve the Company’s ratings; investment performance; the loss of key personnel; the adequacy of the Company’s loss reserves, severity and/or frequency of losses, greater than expected loss ratios and adverse development on claim and/or claim expense liabilities; greater frequency or severity of unpredictable natural and man-made catastrophic events; the impact of acts of terrorism and acts of war; changes in regulations and/or tax laws in the United States or elsewhere; the Company’s ability to successfully integrate, establish and maintain operating procedures as well as integrate the businesses we have acquired or may acquire into the existing operations; changes in accounting principles or policies; material differences between actual and expected assessments for guaranty funds and mandatory pooling arrangements; availability and cost to the Company of reinsurance to manage gross and net exposures; the failure of others to meet their obligations to the Company; and other factors identified in the Company’s filings with the U.S. Securities and Exchange Commission.

The foregoing review of important factors should not be construed as exhaustive and should be read in conjunction with other cautionary statements that are included herein or elsewhere. All subsequent written and oral forward-looking statements attributable to the Company or persons acting on the Company’s behalf are expressly qualified in their entirety by these cautionary statements. The Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

2

Arch Capital Group Ltd. and Subsidiaries
Financial Highlights

(U.S. Dollars in thousands, except share data)	Three Months Ended			Six Months Ended
	June 30,			June 30,
	2014	2013	Change	2014	2013	Change

Underwriting results (1):
Gross premiums written	$1,256,934	$1,040,738	20.8%	$2,552,070	$2,204,437	15.8%
Net premiums written	920,126	810,535	13.5%	1,952,922	1,763,311	10.8%
Net premiums earned	894,172	758,816	17.8%	1,751,786	1,511,586	15.9%
Underwriting income	125,133	96,029	30.3%	258,711	212,427	21.8%

Loss ratio	53.4%	55.2%	(1.8)	52.1%	54.1%	(2.0)
Acquisition expense ratio	17.2%	17.3%	(0.1)	17.8%	17.1%	0.7
Other operating expense ratio	15.6%	14.9%	0.7	15.5%	14.8%	0.7
Combined ratio	86.2%	87.4%	(1.2)	85.4%	86.0%	(0.6)

Net investment income (1)	$72,990	$68,369	6.8%	$139,984	$134,041	4.4%
Per diluted share	$0.53	$0.50	6.0%	$1.02	$0.99	3.0%

Net income available to Arch common shareholders	$202,531	$171,455	18.1%	$379,547	$422,447	(10.2)%
Per diluted share	$1.48	$1.26	17.5%	$2.78	$3.11	(10.6)%

After-tax operating income available to Arch common shareholders (2)	$160,669	$135,021	19.0%	$325,073	$293,769	10.7%
Per diluted share	$1.17	$0.99	18.2%	$2.38	$2.17	9.7%

Comprehensive income available to Arch	$318,180	$(101,945)	n/m	$549,435	$97,077	466.0%

Cash flow from operations (1)	$254,168	$182,695	39.1%	$451,563	$388,354	16.3%

Diluted weighted average common shares and common share equivalents outstanding	136,889,944	135,849,050	0.8%	136,716,889	135,624,226	0.8%

Financial measures:
Change in book value per common share during period	5.3%	(2.3)%	7.6	9.8%	1.7%	8.1

Annualized operating return on average common equity	11.2%	10.9%	0.3	11.6%	12.0%	(0.4)

Total return on investments (1) (3)
Including effects of foreign exchange	1.80%	(1.59)%	339 bps	2.84%	(1.11)%	395 bps
Excluding effects of foreign exchange	1.63%	(1.56)%	319 bps	2.67%	(0.57)%	324 bps

(1)	Excludes amounts reflected in the ‘other’ segment.

(2)	See Comments on Regulation G.

(3)
Total return on investments includes net investment income, equity in net income (loss) of investment funds accounted for using the equity method, net realized gains and losses and the change in unrealized gains and losses generated by the Company’s investment portfolio. Total return is calculated on a pre-tax basis and before investment expenses.

3

Arch Capital Group Ltd. and Subsidiaries
Consolidated Statements of Income

(U.S. Dollars in thousands, except share data)	Three Months Ended					Six Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,	June 30,	June 30,
	2014	2014	2013	2013	2013	2014	2013
Revenues
Net premiums written	$971,928	$1,064,990	$748,921	$839,135	$810,535	$2,036,918	$1,763,311
Change in unearned premiums	(64,776)	(205,210)	90,445	(44,135)	(51,719)	(269,986)	(251,725)
Net premiums earned	907,152	859,780	839,366	795,000	758,816	1,766,932	1,511,586
Net investment income	72,990	66,994	67,095	66,083	68,369	139,984	134,041
Net realized gains (losses)	54,144	19,697	9,048	(6,022)	12,652	73,841	70,992
Net impairment losses recognized in earnings	(14,749)	(2,971)	(88)	(728)	(724)	(17,720)	(2,970)
Other underwriting income	2,033	1,582	5,673	526	902	3,615	1,440
Equity in net income of investment funds accounted for using the equity method	9,240	3,253	5,272	5,665	10,941	12,493	24,764
Other income (loss)	4,850	(2,104)	(3,288)	624	834	2,746	2,078
Total revenues	1,035,660	946,231	923,078	861,148	851,790	1,981,891	1,741,931

Expenses
Losses and loss adjustment expenses	(485,518)	(436,240)	(434,323)	(427,045)	(418,653)	(921,758)	(818,056)
Acquisition expenses	(158,158)	(160,342)	(157,521)	(147,313)	(131,677)	(318,500)	(259,269)
Other operating expenses	(156,350)	(145,799)	(135,069)	(118,070)	(127,408)	(302,149)	(247,591)
Interest expense	(14,334)	(14,404)	(9,373)	(5,937)	(5,852)	(28,738)	(11,750)
Net foreign exchange gains (losses)	(2,294)	(6,563)	(9,848)	(40,562)	13,811	(8,857)	38,075
Total expenses	(816,654)	(763,348)	(746,134)	(738,927)	(669,779)	(1,580,002)	(1,298,591)

Income before income taxes	219,006	182,883	176,944	122,221	182,011	401,889	443,340
Income tax expense	(7,289)	(3,738)	(15,454)	(7,396)	(5,071)	(11,027)	(9,924)
Net income	211,717	179,145	161,490	114,825	176,940	390,862	433,416
Amounts attributable to noncontrolling interests	(3,701)	3,355	—	—	—	(346)	—
Net income attributable to Arch	208,016	182,500	161,490	114,825	176,940	390,516	433,416
Preferred dividends	(5,485)	(5,484)	(5,485)	(5,484)	(5,485)	(10,969)	(10,969)
Net income available to Arch common shareholders	$202,531	$177,016	$156,005	$109,341	$171,455	$379,547	$422,447

Comprehensive income (loss) available to Arch	$318,180	$231,255	$194,499	$206,102	$(101,945)	$549,435	$97,077

Net income per common share
Basic	$1.53	$1.34	$1.19	$0.83	$1.31	$2.87	$3.22
Diluted	$1.48	$1.30	$1.14	$0.80	$1.26	$2.78	$3.11

Weighted average common shares and common share equivalents outstanding
Basic	132,650,634	131,857,910	131,631,606	131,495,296	131,377,274	132,256,462	131,143,885
Diluted	136,889,944	136,562,717	136,467,998	136,034,413	135,849,050	136,716,889	135,624,226

4

Arch Capital Group Ltd. and Subsidiaries
Consolidated Statements of Income -- Underwriting Format

(U.S. Dollars in thousands)	Three Months Ended					Six Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,	June 30,	June 30,
	2014	2014	2013	2013	2013	2014	2013

Gross premiums written	$1,271,761	$1,295,136	$955,199	$1,036,987	$1,040,738	$2,566,897	$2,204,437
Premiums ceded	(299,833)	(230,146)	(206,278)	(197,852)	(230,203)	(529,979)	(441,126)
Net premiums written	971,928	1,064,990	748,921	839,135	810,535	2,036,918	1,763,311
Change in unearned premiums	(64,776)	(205,210)	90,445	$(44,135)	(51,719)	(269,986)	(251,725)
Net premiums earned	907,152	859,780	839,366	795,000	758,816	1,766,932	1,511,586
Fee income	2,033	1,582	5,673	526	902	3,615	1,440
Losses and loss adjustment expenses	(485,518)	(436,240)	(434,323)	(427,045)	(418,653)	(921,758)	(818,056)
Acquisition expenses, net	(158,158)	(160,342)	(157,521)	(147,313)	(131,677)	(318,500)	(259,269)
Other operating expenses	(141,418)	(132,324)	(124,877)	(110,176)	(113,359)	(273,742)	(223,274)
Underwriting income	124,091	132,456	128,318	110,992	96,029	256,547	212,427
Net investment income	72,990	66,994	67,095	66,083	68,369	139,984	134,041
Net realized gains (losses)	54,144	19,697	9,048	(6,022)	12,652	73,841	70,992
Net impairment losses recognized in earnings	(14,749)	(2,971)	(88)	(728)	(724)	(17,720)	(2,970)
Equity in net income of investment funds accounted for using the equity method	9,240	3,253	5,272	5,665	10,941	12,493	24,764
Other income (loss)	4,850	(2,104)	(3,288)	624	834	2,746	2,078
Other expenses	(14,932)	(13,475)	(10,192)	(7,894)	(14,049)	(28,407)	(24,317)
Interest expense	(14,334)	(14,404)	(9,373)	(5,937)	(5,852)	(28,738)	(11,750)
Net foreign exchange gains (losses)	(2,294)	(6,563)	(9,848)	(40,562)	13,811	(8,857)	38,075
Income before income taxes	219,006	182,883	176,944	122,221	182,011	401,889	443,340
Income tax expense	(7,289)	(3,738)	(15,454)	(7,396)	(5,071)	(11,027)	(9,924)
Net income	211,717	179,145	161,490	114,825	176,940	390,862	433,416
Amounts attributable to noncontrolling interests	(3,701)	3,355	—	—	—	(346)	—
Net income available to Arch	208,016	182,500	161,490	114,825	176,940	390,516	433,416
Preferred dividends	(5,485)	(5,484)	(5,485)	(5,484)	(5,485)	(10,969)	(10,969)
Net income available to Arch common shareholders	$202,531	$177,016	$156,005	$109,341	$171,455	$379,547	$422,447

Underwriting Ratios
Loss ratio	53.5%	50.7%	51.7%	53.7%	55.2%	52.2%	54.1%
Acquisition expense ratio	17.4%	18.6%	18.7%	18.5%	17.3%	18.0%	17.1%
Other operating expense ratio	15.6%	15.4%	14.9%	13.8%	14.9%	15.5%	14.8%
Combined ratio	86.5%	84.7%	85.3%	86.0%	87.4%	85.7%	86.0%

Net premiums written to gross premiums written	76.4%	82.2%	78.4%	80.9%	77.9%	79.4%	80.0%

5

Arch Capital Group Ltd. and Subsidiaries
Consolidated Balance Sheets

(U.S. Dollars in thousands, except share data)	June 30,	March 31,	December 31,	September 30,	June 30,
	2014	2014	2013	2013	2013
Assets
Investments:
Fixed maturities available for sale, at fair value	$10,714,532	$9,775,730	$9,571,776	$9,688,345	$9,570,583
Short-term investments available for sale, at fair value	977,058	1,484,280	1,478,367	993,375	1,091,032
Investment of funds received under securities lending, at fair value	82,603	96,264	100,584	42,135	41,062
Equity securities available for sale, at fair value	608,820	548,168	496,824	452,195	438,038
Other investments available for sale, at fair value	457,567	426,917	498,310	528,938	569,407
Investments accounted for using the fair value option	2,041,091	1,256,650	1,221,534	1,139,725	1,065,684
Investments accounted for using the equity method	281,464	255,488	244,339	226,644	208,796
Total investments	15,163,135	13,843,497	13,611,734	13,071,357	12,984,602
Cash	926,443	1,569,605	434,057	436,141	375,119
Accrued investment income	64,869	59,701	66,848	64,428	68,413
Investment in joint venture	103,934	102,803	104,856	106,982	108,710
Fixed maturities and short-term investments pledged under securities lending, at fair value	87,031	100,590	105,081	48,361	47,763
Premiums receivable	1,098,692	1,008,375	753,924	850,386	876,989
Reinsurance recoverable on unpaid and paid losses and loss adjustment expenses	1,796,403	1,790,025	1,804,330	1,795,888	1,849,891
Contractholder receivables	1,234,392	1,118,991	1,064,246	1,028,772	947,887
Prepaid reinsurance premiums	430,214	349,077	328,343	330,980	330,854
Deferred acquisition costs, net	399,385	384,294	342,314	338,671	313,010
Receivable for securities sold	261,669	426,431	50,555	288,080	447,545
Goodwill and intangible assets	118,721	120,875	27,319	28,960	30,960
Other assets	888,627	926,094	872,487	541,817	535,940
Total assets	$22,573,515	$21,800,358	$19,566,094	$18,930,823	$18,917,683

Liabilities
Reserve for losses and loss adjustment expenses	$9,018,989	$8,938,958	$8,824,696	$8,819,419	$8,808,594
Unearned premiums	2,299,692	2,148,475	1,896,365	1,983,408	1,921,849
Reinsurance balances payable	263,347	201,794	196,167	190,721	210,113
Contractholder payables	1,234,392	1,118,991	1,064,246	1,028,772	947,887
Deposit accounting liabilities	397,337	409,080	421,297	26,793	27,075
Senior notes	800,000	800,000	800,000	300,000	300,000
Revolving credit agreement borrowings	100,000	100,000	100,000	100,000	100,000
Securities lending payable	89,298	103,330	107,999	49,849	49,135
Payable for securities purchased	552,075	499,473	51,318	519,244	853,156
Other liabilities	577,320	575,394	456,510	469,332	465,556
Total liabilities	15,332,450	14,895,495	13,918,598	13,487,538	13,683,365

Redeemable noncontrolling interests	219,326	219,234	—	—	—

Shareholders’ equity
Non-cumulative preferred shares	325,000	325,000	325,000	325,000	325,000
Common shares	570	567	565	565	564
Additional paid-in capital	353,208	320,503	299,517	283,449	272,955
Retained earnings	6,421,701	6,219,170	6,042,154	5,886,149	5,776,808
Accumulated other comprehensive income (loss), net of deferred income tax	233,883	123,719	74,964	41,955	(49,322)
Common shares held in treasury, at cost	(1,104,963)	(1,096,826)	(1,094,704)	(1,093,833)	(1,091,687)
Total shareholders’ equity available to Arch	6,229,399	5,892,133	5,647,496	5,443,285	5,234,318
Non-redeemable noncontrolling interests	792,340	793,496	—	—	—
Total shareholders’ equity	7,021,739	6,685,629	5,647,496	5,443,285	5,234,318
Total liabilities, noncontrolling interests and shareholders’ equity	$22,573,515	$21,800,358	$19,566,094	$18,930,823	$18,917,683

Common shares outstanding, net of treasury shares	135,030,886	134,084,138	133,674,884	133,480,323	133,416,419
Book value per common share (1)	$43.73	$41.52	$39.82	$38.34	$36.80

(1)    Excludes the effects of stock options and restricted stock units outstanding.

6

Arch Capital Group Ltd. and Subsidiaries
Consolidated Statements of Changes in Shareholders’ Equity

(U.S. Dollars in thousands)	Three Months Ended					Six Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,	June 30,	June 30,
	2014	2014	2013	2013	2013	2014	2013
Non-Cumulative Preferred Shares
Balance at beginning and end of period	$325,000	$325,000	$325,000	$325,000	$325,000	$325,000	$325,000

Common Shares
Balance at beginning of period	567	565	565	564	561	565	561
Common shares issued, net	3	2	—	1	3	5	3
Balance at end of period	570	567	565	565	564	570	564

Additional Paid-in Capital
Balance at beginning of period	320,503	299,517	283,449	272,955	242,492	299,517	227,778
Common shares issued, net	6,360	—	2,654	221	5,362	6,360	5,362
Exercise of stock options	3,179	8,054	3,123	1,416	2,929	11,233	6,022
Amortization of share-based compensation	21,452	14,175	8,932	8,839	19,923	35,627	31,466
Other	1,714	(1,243)	1,359	18	2,249	471	2,327
Balance at end of period	353,208	320,503	299,517	283,449	272,955	353,208	272,955

Retained Earnings
Balance at beginning of period	6,219,170	6,042,154	5,886,149	5,776,808	5,605,353	6,042,154	5,354,361
Net income	211,717	179,145	161,490	114,825	176,940	390,862	433,416
Amounts attributable to noncontrolling interests	(3,701)	3,355	—	—	—	(346)	—
Preferred share dividends	(5,485)	(5,484)	(5,485)	(5,484)	(5,485)	(10,969)	(10,969)
Balance at end of period	6,421,701	6,219,170	6,042,154	5,886,149	5,776,808	6,421,701	5,776,808

Accumulated Other Comprehensive Income (Loss)
Balance at beginning of period	123,719	74,964	41,955	(49,322)	229,563	74,964	287,017
Unrealized appreciation in value of available-for-sale investments, net of deferred income tax:
Balance at beginning of period	130,796	80,692	49,000	(12,754)	260,724	80,692	289,956
Unrealized holding gains (losses) arising during period, net of reclassification adjustment	100,143	50,104	31,692	61,927	(273,478)	150,247	(302,708)
Portion of other-than-temporary impairment losses recognized in other comprehensive income, net of deferred income tax	—	—	—	(173)	—	—	(2)
Balance at end of period	230,939	130,796	80,692	49,000	(12,754)	230,939	(12,754)
Foreign currency translation adjustments:
Balance at beginning of period	(7,077)	(5,728)	(7,045)	(36,568)	(31,161)	(5,728)	(2,939)
Foreign currency translation adjustments	10,021	(1,349)	1,317	29,523	(5,407)	8,672	(33,629)
Balance at end of period	2,944	(7,077)	(5,728)	(7,045)	(36,568)	2,944	(36,568)
Balance at end of period	233,883	123,719	74,964	41,955	(49,322)	233,883	(49,322)

Common Shares Held in Treasury, at Cost
Balance at beginning of period	(1,096,826)	(1,094,704)	(1,093,833)	(1,091,687)	(1,067,439)	(1,094,704)	(1,025,839)
Shares repurchased for treasury	(8,137)	(2,122)	(871)	(2,146)	(24,248)	(10,259)	(65,848)
Balance at end of period	(1,104,963)	(1,096,826)	(1,094,704)	(1,093,833)	(1,091,687)	(1,104,963)	(1,091,687)

Total shareholders’ equity available to Arch	6,229,399	5,892,133	5,647,496	5,443,285	5,234,318	6,229,399	5,234,318
Non-redeemable noncontrolling interests	792,340	793,496	—	—	—	792,340	—
Total shareholders’ equity	$7,021,739	$6,685,629	$5,647,496	$5,443,285	$5,234,318	$7,021,739	$5,234,318

7

Arch Capital Group Ltd. and Subsidiaries
Consolidated Statements of Cash Flows

(U.S. Dollars in thousands)	Three Months Ended					Six Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,	June 30,	June 30,
	2014	2014	2013	2013	2013	2014	2013
Operating Activities
Net income	$211,717	$179,145	$161,490	$114,825	$176,940	$390,862	$433,416
Adjustments to reconcile net income to net cash provided by operating activities:
Net realized (gains) losses	(65,153)	(22,367)	(11,127)	6,654	(14,107)	(87,520)	(73,611)
Net impairment losses included in earnings	14,749	2,971	88	728	724	17,720	2,970
Equity in net income or loss of investment funds accounted for using the equity method and other income or loss	(9,694)	9,559	17,190	(1,859)	14,441	(135)	37,493
Share-based compensation	21,452	14,175	8,932	8,839	19,923	35,627	31,466
Changes in:
Reserve for losses and loss adjustment expenses, net of unpaid losses and loss adjustment expenses recoverable	50,148	10,326	(5,088)	8,858	(10,981)	60,474	(33,163)
Unearned premiums, net of prepaid reinsurance premiums	64,776	205,210	(90,445)	44,135	51,719	269,986	251,725
Premiums receivable	(83,337)	(242,616)	99,867	44,953	(6,230)	(325,953)	(205,044)
Deferred acquisition costs, net	(13,834)	(41,988)	(2,155)	(21,822)	(6,812)	(55,822)	(51,971)
Reinsurance balances payable	60,375	5,428	4,257	(21,694)	6,902	65,803	24,267
Other liabilities	(16,152)	59,285	(14,096)	11,088	(50,792)	43,133	(26,981)
Other items, net	19,847	19,041	54,907	43,989	968	38,888	(2,213)
Net Cash Provided By Operating Activities	254,894	198,169	223,820	238,694	182,695	453,063	388,354
Investing Activities
Purchases of fixed maturity investments	(7,180,677)	(7,131,071)	(5,738,401)	(3,836,890)	(4,629,377)	(14,311,748)	(8,599,697)
Purchases of equity securities	(85,460)	(89,227)	(97,602)	(165,932)	(208,970)	(174,687)	(272,323)
Purchases of other investments	(718,533)	(304,454)	(333,794)	(344,020)	(398,473)	(1,022,987)	(648,915)
Sales of fixed maturity investments	6,190,573	7,014,281	5,319,195	3,408,778	4,672,003	13,204,854	8,468,641
Sales of equity securities	49,073	49,614	89,787	178,788	112,699	98,687	194,212
Sales of other investments	287,531	331,176	349,111	307,162	226,424	618,707	506,434
Proceeds from redemptions and maturities of fixed maturities	263,556	168,484	136,205	170,550	243,226	432,040	424,953
Net sales (purchases) of short-term investments	274,042	156,262	(481,645)	106,178	(153,702)	430,304	(375,146)
Change in investment of securities lending collateral	14,032	4,669	(58,151)	(713)	44,240	18,701	3,221
Purchase of business, net of cash acquired	—	(235,578)	—	—	—	(235,578)	—
Purchases of furniture, equipment and other	(4,978)	(5,382)	(6,546)	(3,861)	(3,350)	(10,360)	(7,092)
Net Cash Provided By (Used For) Investing Activities	(910,841)	(41,226)	(821,841)	(179,960)	(95,280)	(952,067)	(305,712)
Financing Activities
Purchases of common shares under share repurchase program	—	—	—	(1,333)	(15,499)	—	(56,463)
Proceeds from common shares issued, net	(500)	3,021	3,476	92	(1,797)	2,521	(517)
Proceeds from borrowings	—	—	494,228	—	—	—	—
Change in securities lending collateral	(14,032)	(4,669)	58,151	713	(44,240)	(18,701)	(3,221)
Third party investment in non-redeemable noncontrolling interests	—	796,903	—	—	—	796,903	—
Third party investment in redeemable noncontrolling interests	32,340	186,893	—	—	—	219,233	—
Dividends paid to redeemable noncontrolling interests	(4,816)	—	—	—	—	(4,816)	—
Other	3,006	1,700	45,151	637	3,958	4,706	5,042
Preferred dividends paid	(5,485)	(5,484)	(5,485)	(5,484)	(5,485)	(10,969)	(10,969)
Net Cash Provided By (Used For) Financing Activities	10,513	978,364	595,521	(5,375)	(63,063)	988,877	(66,128)
Effects of exchange rate changes on foreign currency cash	2,272	241	416	7,663	(6,000)	2,513	(12,436)
Increase (decrease) in cash	(643,162)	1,135,548	(2,084)	61,022	18,352	492,386	4,078
Cash beginning of period	1,569,605	434,057	436,141	375,119	356,767	434,057	371,041
Cash end of period	$926,443	$1,569,605	$434,057	$436,141	$375,119	$926,443	$375,119
Income taxes paid, net	$6,679	$1,600	$7,656	$2,816	$3,512	$8,279	$4,816
Interest paid	$21,292	$404	$11,442	$508	$11,369	$21,696	$11,783

8

Arch Capital Group Ltd. and Subsidiaries
Segment Information — Overview

The Company classifies its businesses into three underwriting segments — insurance, reinsurance and mortgage — and two other operating segments — ‘other’ and corporate (non-underwriting). The Company’s Insurance, Reinsurance and Mortgage segments each have managers who are responsible for the overall profitability of their respective segments and who are directly accountable to the Company’s chief operating decision makers, the Chairman, President and Chief Executive Officer of ACGL and the Chief Financial Officer of ACGL. The chief operating decision makers do not assess performance, measure return on equity or make resource allocation decisions on a line of business basis. Management measures segment performance for its three underwriting segments based on underwriting income or loss. The Company does not manage its assets by underwriting segment and, accordingly, investment income is not allocated to each underwriting segment.

The Company determined its reportable operating segments using the management approach described in accounting guidance regarding disclosures about segments of an enterprise and related information. The accounting policies of the segments are the same as those used for the preparation of the Company’s consolidated financial statements. Intersegment business is allocated to the segment accountable for the underwriting results. The Corporate (non-underwriting) segment results include net investment income, other income (loss), other expenses incurred by the Company, interest expense, net realized gains or losses, net impairment losses included in earnings, equity in net income (loss) of investment funds accounted for using the equity method, net foreign exchange gains or losses, income taxes and items related to the Company’s non-cumulative preferred shares. Such amounts exclude the results of the ‘other’ segment.

Insurance Segment

The insurance segment consists of the Company’s insurance underwriting units which offer specialty product lines on a worldwide basis. Product lines include:

•
Construction and national accounts: primary and excess casualty coverages to middle and large accounts in the construction industry and a wide range of products for middle and large national accounts, specializing in loss sensitive primary casualty insurance programs (including large deductible, self-insured retention and retrospectively rated programs).

•
Excess and surplus casualty: primary and excess casualty insurance coverages, including middle market energy business, and contract binding, which primarily provides casualty coverage through a network of appointed agents to small and medium risks.

•
Lenders products: collateral protection, debt cancellation and service contract reimbursement products to banks, credit unions, automotive dealerships and original equipment manufacturers and other specialty programs that pertain to automotive lending and leasing.

•
Professional lines: directors’ and officers’ liability, errors and omissions liability, employment practices liability, fiduciary liability, crime, professional indemnity and other financial related coverages for corporate, private equity, venture capital, real estate investment trust, limited partnership, financial institution and not-for-profit clients of all sizes and medical professional and general liability insurance coverages for the healthcare industry. The business is predominately written on a claims-made basis.

•
Programs: primarily package policies, underwriting workers’ compensation and umbrella liability business in support of desirable package programs, targeting program managers with unique expertise and niche products offering general liability, commercial automobile, inland marine and property business with minimal catastrophe exposure.

•
Property, energy, marine and aviation: primary and excess general property insurance coverages, including catastrophe-exposed property coverage, for commercial clients. Coverages for marine include hull, war, specie and liability. Aviation and stand alone terrorism are also offered.

•
Travel, accident and health: specialty travel and accident and related insurance products for individual, group travelers, travel agents and suppliers, as well as accident and health, which provides accident, disability and medical plan insurance coverages for employer groups, medical plan members, students and other participant groups.

•
Other: includes alternative market risks (including captive insurance programs), excess workers’ compensation and employer’s liability insurance coverages for qualified self-insured groups, associations and trusts, and contract and commercial surety coverages, including contract bonds (payment and performance bonds) primarily for medium and large contractors and commercial surety bonds for Fortune 1,000 companies and smaller transaction business programs.

9

Arch Capital Group Ltd. and Subsidiaries
Segment Information — Overview

Reinsurance Segment
The reinsurance segment consists of the Company’s reinsurance underwriting units which offer specialty product lines on a worldwide basis. Product lines include:

•
Casualty: provides coverage to ceding company clients on third party liability and workers’ compensation exposures from ceding company clients, primarily on a treaty basis. Exposures include, among others, executive assurance, professional liability, workers’ compensation, excess and umbrella liability, excess motor and healthcare business.

•
Marine and aviation: provides coverage for energy, hull, cargo, specie, liability and transit, and aviation business, including airline and general aviation risks. Business written may also include space business, which includes coverages for satellite assembly, launch and operation for commercial space programs.

•
Other specialty: provides coverage to ceding company clients for non-excess motor, including U.K. business primarily emanating from one significant client, and other lines including surety, accident and health, workers’ compensation catastrophe, agriculture, trade credit and political risk.

•
Property catastrophe: provides protection for most catastrophic losses that are covered in the underlying policies written by reinsureds, including hurricane, earthquake, flood, tornado, hail and fire, and coverage for other perils on a case-by-case basis. Property catastrophe reinsurance provides coverage on an excess of loss basis when aggregate losses and loss adjustment expense from a single occurrence of a covered peril exceed the retention specified in the contract.

•
Property excluding property catastrophe: provides coverage for both personal lines and commercial property exposures and principally covers buildings, structures, equipment and contents. The primary perils in this business include fire, explosion, collapse, riot, vandalism, wind, tornado, flood and earthquake. Business is assumed on both a proportional and excess of loss basis. In addition, facultative business is written which focuses on commercial property risks on an excess of loss basis.

•
Other. includes life reinsurance business on both a proportional and non-proportional basis, casualty clash business and, in limited instances, non-traditional business which is intended to provide insurers with risk management solutions that complement traditional reinsurance.

Mortgage Segment

The mortgage segment was formed in the 2014 first quarter and consists of the Company’s mortgage insurance and reinsurance business. On January 30, 2014, the Company completed the acquisition of CMG Mortgage Insurance Company (subsequently renamed Arch Mortgage Insurance Company), which prior to the acquisition had been approved as an eligible mortgage insurer by Fannie Mae and Freddie Mac (each a “GSE”) only for credit union customers. As part of the transaction, Arch Mortgage Insurance Company has been approved as an eligible mortgage insurer by the GSEs. The completion of the transaction has enabled the Company to enter the U.S. mortgage insurance marketplace and to serve banks and other lenders nationwide, including existing credit union customers. The mortgage segment also provides reinsurance on both a proportional and non-proportional basis on a global basis, direct mortgage insurance in Europe and various risk-sharing products to government agencies and mortgage lenders.

Other Segment

The ‘other’ segment includes the results of Watford Holdings Ltd. and its subsidiary Watford Re Ltd., a multi-line Bermuda reinsurance company, which was launched in March 2014. The Company acts as Watford’s reinsurance manager, and Highbridge Principal Strategies, LLC, a subsidiary of JPMorgan Chase & Co., manages Watford’s investment assets, each under a long term services agreement. The Company invested $100 million to acquire approximately 11% of Watford’s common equity and a warrant to purchase additional common equity. Watford has its own management and board of directors and is responsible for the overall profitability of the ‘other’ segment. The Company is required to consolidate the results of Watford in its financial statements. The portion of Watford’s earnings attributable to third party investors is recorded in the consolidated statements of income as ‘amounts attributable to noncontrolling interests.’ Management measures segment performance for the ‘other’ segment based on net income or loss.

10

Arch Capital Group Ltd. and Subsidiaries
Segment Information

(U.S. Dollars in thousands)	Three Months Ended
	June 30, 2014
	Insurance	Reinsurance	Mortgage	Sub-total	Other	Total

Gross premiums written (1)	$852,231	$349,841	$55,476	$1,256,934	$54,562	$1,271,761
Premiums ceded	(273,349)	(58,994)	(5,079)	(336,808)	(2,760)	(299,833)
Net premiums written	578,882	290,847	50,397	920,126	51,802	971,928
Change in unearned premiums	(71,170)	44,780	436	(25,954)	(38,822)	(64,776)
Net premiums earned	507,712	335,627	50,833	894,172	12,980	907,152
Other underwriting income	514	303	1,216	2,033	—	2,033
Losses and loss adjustment expenses	(311,526)	(150,325)	(15,473)	(477,324)	(8,194)	(485,518)
Acquisition expenses, net	(76,449)	(66,035)	(11,481)	(153,965)	(4,193)	(158,158)
Other operating expenses	(85,829)	(37,666)	(16,288)	(139,783)	(1,635)	(141,418)
Underwriting income (loss)	$34,422	$81,904	$8,807	125,133	(1,042)	124,091

Net investment income				72,458	532	72,990
Net realized gains (losses)				50,966	3,178	54,144
Net impairment losses recognized in earnings				(14,749)	—	(14,749)
Equity in net income of investment funds accounted for using the equity method				9,240	—	9,240
Other income (loss)				4,850	—	4,850
Other expenses				(15,279)	347	(14,932)
Interest expense				(14,334)	—	(14,334)
Net foreign exchange gains (losses)				(2,764)	470	(2,294)
Income before income taxes				215,521	3,485	219,006
Income tax expense				(7,289)	—	(7,289)
Net income				208,232	3,485	211,717
Dividends attributable to redeemable noncontrolling interests				—	(4,857)	(4,857)
Amounts attributable to nonredeemable noncontrolling interests				—	1,156	1,156
Net income available to Arch				208,232	(216)	208,016
Preferred dividends				(5,485)	—	(5,485)
Net income available to Arch common shareholders				$202,747	$(216)	$202,531

Underwriting Ratios
Loss ratio	61.4%	44.8%	30.4%	53.4%	63.1%	53.5%
Acquisition expense ratio (2)	15.0%	19.7%	22.6%	17.2%	32.3%	17.4%
Other operating expense ratio	16.9%	11.2%	32.0%	15.6%	12.6%	15.6%
Combined ratio	93.3%	75.7%	85.0%	86.2%	108.0%	86.5%

Net premiums written to gross premiums written	67.9%	83.1%	90.8%	73.2%	94.9%	76.4%

Total investable assets				$14,688,881	$1,114,719	$15,803,600
Total assets				21,210,197	1,363,318	22,573,515
Total liabilities				15,078,943	253,507	15,332,450

(1)
Certain amounts included in the gross premiums written of each segment are related to intersegment transactions and are included in the gross premiums written of each segment. Accordingly, the sum of gross premiums written for each segment does not agree to the total gross premiums written as shown in the table above due to the elimination of intersegment transactions in the total.

(2)	The acquisition expense ratio is adjusted to include certain other underwriting income.

11

Arch Capital Group Ltd. and Subsidiaries
Segment Information

(U.S. Dollars in thousands)	Three Months Ended
	June 30, 2013
	Insurance	Reinsurance	Mortgage	Sub-total	Other	Total

Gross premiums written (1)	$703,904	$318,898	$18,744	$1,040,738	$—	$1,040,738
Premiums ceded	(202,336)	(28,675)	—	(230,203)	—	(230,203)
Net premiums written	501,568	290,223	18,744	810,535	—	810,535
Change in unearned premiums	(42,912)	(2,731)	(6,076)	(51,719)	—	(51,719)
Net premiums earned	458,656	287,492	12,668	758,816	—	758,816
Other underwriting income	529	373	—	902	—	902
Losses and loss adjustment expenses	(291,192)	(125,283)	(2,178)	(418,653)	—	(418,653)
Acquisition expenses, net	(74,249)	(53,291)	(4,137)	(131,677)	—	(131,677)
Other operating expenses	(80,167)	(31,902)	(1,290)	(113,359)	—	(113,359)
Underwriting income	$13,577	$77,389	$5,063	96,029	—	96,029

Net investment income				68,369	—	68,369
Net realized gains (losses)				12,652	—	12,652
Net impairment losses recognized in earnings				(724)	—	(724)
Equity in net income of investment funds accounted for using the equity method				10,941	—	10,941
Other income (loss)				834	—	834
Other expenses				(14,049)	—	(14,049)
Interest expense				(5,852)	—	(5,852)
Net foreign exchange gains (losses)				13,811	—	13,811
Income before income taxes				182,011	—	182,011
Income tax expense				(5,071)	—	(5,071)
Net income				176,940	—	176,940
Dividends attributable to redeemable noncontrolling interests				—	—	—
Amounts attributable to nonredeemable noncontrolling interests				—	—	—
Net income available to Arch				176,940	—	176,940
Preferred dividends				(5,485)	—	(5,485)
Net income available to Arch common shareholders				$171,455	$—	$171,455

Underwriting Ratios
Loss ratio	63.5%	43.6%	17.2%	55.2%	—	55.2%
Acquisition expense ratio (2)	16.1%	18.5%	32.7%	17.3%	—	17.3%
Other operating expense ratio	17.5%	11.1%	10.2%	14.9%	—	14.9%
Combined ratio	97.1%	73.2%	60.1%	87.4%	—	87.4%

Net premiums written to gross premiums written	71.3%	91.0%	100.0%	77.9%	—	77.9%

Total investable assets				$12,960,811	$—	$12,960,811
Total assets				18,917,683	—	18,917,683
Total liabilities				13,683,365	—	13,683,365

(1)
Certain amounts included in the gross premiums written of each segment are related to intersegment transactions and are included in the gross premiums written of each segment. Accordingly, the sum of gross premiums written for each segment does not agree to the total gross premiums written as shown in the table above due to the elimination of intersegment transactions in the total.

(2)	The acquisition expense ratio is adjusted to include certain other underwriting income.

12

Arch Capital Group Ltd. and Subsidiaries
Segment Information

(U.S. Dollars in thousands)	Six Months Ended
	June 30, 2014
	Insurance	Reinsurance	Mortgage	Sub-total	Other	Total

Gross premiums written (1)	$1,582,877	$866,894	$103,383	$2,552,070	$86,756	$2,566,897
Premiums ceded	(458,393)	(132,121)	(9,718)	(599,148)	(2,760)	(529,979)
Net premiums written	1,124,484	734,773	93,665	1,952,922	83,996	2,036,918
Change in unearned premiums	(139,271)	(57,798)	(4,067)	(201,136)	(68,850)	(269,986)
Net premiums earned	985,213	676,975	89,598	1,751,786	15,146	1,766,932
Other underwriting income	1,014	619	1,982	3,615	—	3,615
Losses and loss adjustment expenses	(598,296)	(289,961)	(23,951)	(912,208)	(9,550)	(921,758)
Acquisition expenses, net	(153,381)	(139,468)	(20,635)	(313,484)	(5,016)	(318,500)
Other operating expenses	(166,973)	(73,861)	(30,164)	(270,998)	(2,744)	(273,742)
Underwriting income (loss)	$67,577	$174,304	$16,830	258,711	(2,164)	256,547

Net investment income				139,451	533	139,984
Net realized gains (losses)				70,663	3,178	73,841
Net impairment losses recognized in earnings				(17,720)	—	(17,720)
Equity in net income of investment funds accounted for using the equity method				12,493	—	12,493
Other income (loss)				2,746	—	2,746
Other expenses				(26,078)	(2,329)	(28,407)
Interest expense				(28,738)	—	(28,738)
Net foreign exchange gains (losses)				(9,420)	563	(8,857)
Income before income taxes				402,108	(219)	401,889
Income tax expense				(11,027)	—	(11,027)
Net income				391,081	(219)	390,862
Dividends attributable to redeemable noncontrolling interests				—	(4,909)	(4,909)
Amounts attributable to nonredeemable noncontrolling interests				—	4,563	4,563
Net income available to Arch				391,081	(565)	390,516
Preferred dividends				(10,969)	—	(10,969)
Net income available to Arch common shareholders				$380,112	$(565)	$379,547

Underwriting Ratios
Loss ratio	60.7%	42.8%	26.7%	52.1%	63.1%	52.2%
Acquisition expense ratio (2)	15.5%	20.6%	23.0%	17.8%	33.1%	18.0%
Other operating expense ratio	16.9%	10.9%	33.7%	15.5%	18.1%	15.5%
Combined ratio	93.1%	74.3%	83.4%	85.4%	114.3%	85.7%

Net premiums written to gross premiums written	71.0%	84.8%	90.6%	76.5%	96.8%	79.4%

(1)
Certain amounts included in the gross premiums written of each segment are related to intersegment transactions and are included in the gross premiums written of each segment. Accordingly, the sum of gross premiums written for each segment does not agree to the total gross premiums written as shown in the table above due to the elimination of intersegment transactions in the total.

(2)	The acquisition expense ratio is adjusted to include certain other underwriting income.

13

Arch Capital Group Ltd. and Subsidiaries
Segment Information

(U.S. Dollars in thousands)	Six Months Ended
	June 30, 2013
	Insurance	Reinsurance	Mortgage	Sub-total	Other	Total

Gross premiums written (1)	$1,392,721	$769,345	$44,502	$2,204,437	$—	$2,204,437
Premiums ceded	(386,603)	(56,654)	—	(441,126)	—	(441,126)
Net premiums written	1,006,118	712,691	44,502	1,763,311	—	1,763,311
Change in unearned premiums	(102,497)	(129,046)	(20,182)	(251,725)	—	(251,725)
Net premiums earned	903,621	583,645	24,320	1,511,586	—	1,511,586
Other underwriting income	1,054	386	—	1,440	—	1,440
Losses and loss adjustment expenses	(574,659)	(239,140)	(4,257)	(818,056)	—	(818,056)
Acquisition expenses, net	(145,007)	(106,434)	(7,828)	(259,269)	—	(259,269)
Other operating expenses	(156,482)	(64,099)	(2,693)	(223,274)	—	(223,274)
Underwriting income	$28,527	$174,358	$9,542	212,427	—	212,427

Net investment income				134,041	—	134,041
Net realized gains (losses)				70,992	—	70,992
Net impairment losses recognized in earnings				(2,970)	—	(2,970)
Equity in net income of investment funds accounted for using the equity method				24,764	—	24,764
Other income (loss)				2,078	—	2,078
Other expenses				(24,317)	—	(24,317)
Interest expense				(11,750)	—	(11,750)
Net foreign exchange gains (losses)				38,075	—	38,075
Income before income taxes				443,340	—	443,340
Income tax expense				(9,924)	—	(9,924)
Net income				433,416	—	433,416
Dividends attributable to redeemable noncontrolling interests				—	—	—
Amounts attributable to nonredeemable noncontrolling interests				—	—	—
Net income available to Arch				433,416	—	433,416
Preferred dividends				(10,969)	—	(10,969)
Net income available to Arch common shareholders				$422,447	$—	$422,447

Underwriting Ratios
Loss ratio	63.6%	41.0%	17.5%	54.1%	—	54.1%
Acquisition expense ratio (2)	15.9%	18.2%	32.2%	17.1%	—	17.1%
Other operating expense ratio	17.3%	11.0%	11.1%	14.8%	—	14.8%
Combined ratio	96.8%	70.2%	60.8%	86.0%	—	86.0%

Net premiums written to gross premiums written	72.2%	92.6%	100.0%	80.0%	—	80.0%

(1)
Certain amounts included in the gross premiums written of each segment are related to intersegment transactions and are included in the gross premiums written of each segment. Accordingly, the sum of gross premiums written for each segment does not agree to the total gross premiums written as shown in the table above due to the elimination of intersegment transactions in the total.

(2)	The acquisition expense ratio is adjusted to include certain other underwriting income.

14

Arch Capital Group Ltd. and Subsidiaries
Segment Information — Insurance Segment

(U.S. Dollars in thousands)	Three Months Ended					Six Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,	June 30,	June 30,
	2014	2014	2013	2013	2013	2014	2013

Gross premiums written	$852,231	$730,646	$636,949	$682,839	$703,904	$1,582,877	$1,392,721
Premiums ceded	(273,349)	(185,044)	(196,242)	(180,868)	(202,336)	(458,393)	(386,603)
Net premiums written	578,882	545,602	440,707	501,971	501,568	1,124,484	1,006,118
Change in unearned premiums	(71,170)	(68,101)	52,557	(22,842)	(42,912)	(139,271)	(102,497)
Net premiums earned	507,712	477,501	493,264	479,129	458,656	985,213	903,621
Other underwriting income	514	500	523	545	529	1,014	1,054
Losses and loss adjustment expenses	(311,526)	(286,770)	(307,865)	(305,921)	(291,192)	(598,296)	(574,659)
Acquisition expenses, net	(76,449)	(76,932)	(84,098)	(82,799)	(74,249)	(153,381)	(145,007)
Other operating expenses	(85,829)	(81,144)	(83,171)	(75,734)	(80,167)	(166,973)	(156,482)
Underwriting income	$34,422	$33,155	$18,653	$15,220	$13,577	$67,577	$28,527

Underwriting Ratios
Loss ratio	61.4%	60.1%	62.4%	63.8%	63.5%	60.7%	63.6%
Acquisition expense ratio (1)	15.0%	16.0%	16.9%	17.2%	16.1%	15.5%	15.9%
Other operating expense ratio	16.9%	17.0%	16.9%	15.8%	17.5%	16.9%	17.3%
Combined ratio	93.3%	93.1%	96.2%	96.8%	97.1%	93.1%	96.8%

Catastrophic activity and prior year development:
Current accident year catastrophic events, net of
reinsurance and reinstatement premiums	0.7%	0.5%	0.4%	2.6%	1.5%	0.6%	0.7%
Net (favorable) adverse development in prior year loss
reserves, net of related adjustments	(3.2)%	(2.2)%	(0.6)%	(2.8)%	(3.0)%	(2.7)%	(2.1)%
Combined ratio excluding such items	95.8%	94.8%	96.4%	97.0%	98.6%	95.2%	98.2%

Net premiums written to gross premiums written	67.9%	74.7%	69.2%	73.5%	71.3%	71.0%	72.2%

(1)     The acquisition expense ratio is adjusted to include certain other underwriting income.

15

Arch Capital Group Ltd. and Subsidiaries
Segment Information — Insurance Segment

(U.S. Dollars in thousands)	Three Months Ended										Six Months Ended
	June 30,		March 31,		December 31,		September 30,		June 30,		June 30,		June 30,
	2014		2014		2013		2013		2013		2014		2013

Net premiums written
Programs	$126,722	21.9%	$122,240	22.4%	$96,781	22.0%	$110,637	22.0%	$116,453	23.2%	$248,962	22.1%	$212,255	21.1%
Professional lines (1)	114,411	19.8%	122,908	22.5%	106,174	24.1%	124,004	24.7%	120,243	24.0%	237,319	21.1%	246,015	24.5%
Construction and national accounts	79,171	13.7%	95,497	17.5%	66,177	15.0%	48,545	9.7%	69,060	13.8%	174,668	15.5%	156,388	15.5%
Property, energy, marine and aviation	84,530	14.6%	62,756	11.5%	38,064	8.6%	77,201	15.4%	81,675	16.3%	147,286	13.1%	165,286	16.4%
Excess and surplus casualty (2)	58,789	10.2%	43,940	8.1%	48,230	10.9%	44,794	8.9%	32,467	6.5%	102,729	9.1%	56,262	5.6%
Travel, accident and health	34,393	5.9%	40,838	7.5%	22,835	5.2%	32,158	6.4%	21,933	4.4%	75,231	6.7%	49,910	5.0%
Lenders products	24,909	4.3%	22,006	4.0%	23,212	5.3%	22,610	4.5%	29,368	5.9%	46,915	4.2%	55,754	5.5%
Other (3)	55,957	9.7%	35,417	6.5%	39,234	8.9%	42,022	8.4%	30,369	6.1%	91,374	8.1%	64,248	6.4%
Total	$578,882	100.0%	$545,602	100.0%	$440,707	100.0%	$501,971	100.0%	$501,568	100.0%	$1,124,484	100.0%	$1,006,118	100.0%

Client location
United States	$464,730	80.3%	$423,394	77.6%	$363,982	82.6%	$391,313	78.0%	$400,183	79.8%	$888,124	79.0%	$770,861	76.6%
Europe	57,918	10.0%	85,449	15.7%	42,437	9.6%	48,991	9.8%	43,087	8.6%	143,367	12.7%	134,826	13.4%
Asia and Pacific	23,833	4.1%	18,583	3.4%	19,188	4.4%	24,351	4.9%	31,349	6.3%	42,416	3.8%	52,431	5.2%
Other	32,401	5.6%	18,176	3.3%	15,100	3.4%	37,316	7.4%	26,949	5.4%	50,577	4.5%	48,000	4.8%
Total	$578,882	100.0%	$545,602	100.0%	$440,707	100.0%	$501,971	100.0%	$501,568	100.0%	$1,124,484	100.0%	$1,006,118	100.0%

Underwriting location
United States	$449,823	77.7%	$416,043	76.3%	$356,452	80.9%	$382,104	76.1%	$382,082	76.2%	$865,866	77.0%	$740,374	73.6%
Europe	108,115	18.7%	116,704	21.4%	66,160	15.0%	100,659	20.1%	93,413	18.6%	224,819	20.0%	222,944	22.2%
Other	20,944	3.6%	12,855	2.4%	18,095	4.1%	19,208	3.8%	26,073	5.2%	33,799	3.0%	42,800	4.3%
Total	$578,882	100.0%	$545,602	100.0%	$440,707	100.0%	$501,971	100.0%	$501,568	100.0%	$1,124,484	100.0%	$1,006,118	100.0%

Net premiums earned
Programs	$114,043	22.5%	$109,181	22.9%	$106,038	21.5%	$99,250	20.7%	$95,472	20.8%	$223,224	22.7%	$181,552	20.1%
Professional lines (1)	116,031	22.9%	112,744	23.6%	117,573	23.8%	124,021	25.9%	124,379	27.1%	228,775	23.2%	250,197	27.7%
Construction and national accounts	72,064	14.2%	68,989	14.4%	67,319	13.6%	65,335	13.6%	61,193	13.3%	141,053	14.3%	118,075	13.1%
Property, energy, marine and aviation	66,221	13.0%	61,589	12.9%	76,874	15.6%	77,437	16.2%	71,978	15.7%	127,810	13.0%	149,983	16.6%
Excess and surplus casualty (2)	43,600	8.6%	39,107	8.2%	35,529	7.2%	31,458	6.6%	25,585	5.6%	82,707	8.4%	51,408	5.7%
Travel, accident and health	30,645	6.0%	28,065	5.9%	27,964	5.7%	23,086	4.8%	25,850	5.6%	58,710	6.0%	46,085	5.1%
Lenders products	22,763	4.5%	23,832	5.0%	25,370	5.1%	24,573	5.1%	25,104	5.5%	46,595	4.7%	49,904	5.5%
Other (3)	42,345	8.3%	33,994	7.1%	36,597	7.4%	33,969	7.1%	29,095	6.3%	76,339	7.7%	56,417	6.2%
Total	$507,712	100.0%	$477,501	100.0%	$493,264	100.0%	$479,129	100.0%	$458,656	100.0%	$985,213	100.0%	$903,621	100.0%

(1)    Includes professional liability, executive assurance and healthcare business.
(2)    Includes casualty and contract binding business.
(3)    Includes alternative markets, excess workers’ compensation and surety business.

16

Arch Capital Group Ltd. and Subsidiaries
Segment Information — Reinsurance Segment

(U.S. Dollars in thousands)	Three Months Ended					Six Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,	June 30,	June 30,
	2014	2014	2013	2013	2013	2014	2013

Gross premiums written	$349,841	$517,053	$299,818	$330,458	$318,898	$866,894	$769,345
Premiums ceded	(58,994)	(73,127)	(12,039)	(17,927)	(28,675)	(132,121)	(56,654)
Net premiums written	290,847	443,926	287,779	312,531	290,223	734,773	712,691
Change in unearned premiums	44,780	(102,578)	44,150	(9,433)	(2,731)	(57,798)	(129,046)
Net premiums earned	335,627	341,348	331,929	303,098	287,492	676,975	583,645
Other underwriting income	303	316	4,891	(19)	373	619	386
Losses and loss adjustment expenses	(150,325)	(139,636)	(127,989)	(119,107)	(125,283)	(289,961)	(239,140)
Acquisition expenses, net	(66,035)	(73,433)	(66,876)	(61,063)	(53,291)	(139,468)	(106,434)
Other operating expenses	(37,666)	(36,195)	(38,356)	(32,108)	(31,902)	(73,861)	(64,099)
Underwriting income	$81,904	$92,400	$103,599	$90,801	$77,389	$174,304	$174,358

Underwriting Ratios
Loss ratio	44.8%	40.9%	38.6%	39.3%	43.6%	42.8%	41.0%
Acquisition expense ratio	19.7%	21.5%	20.1%	20.1%	18.5%	20.6%	18.2%
Other operating expense ratio	11.2%	10.6%	11.6%	10.6%	11.1%	10.9%	11.0%
Combined ratio	75.7%	73.0%	70.3%	70.0%	73.2%	74.3%	70.2%

Catastrophic activity and prior year development:
Current accident year catastrophic events, net of
reinsurance and reinstatement premiums	3.8%	0.9%	4.4%	2.2%	10.3%	2.3%	7.0%
Net (favorable) adverse development in prior year loss
reserves, net of related adjustments	(20.2)%	(20.5)%	(19.0)%	(17.0)%	(19.2)%	(20.4)%	(17.7)%
Combined ratio excluding such items	92.1%	92.6%	84.9%	84.8%	82.1%	92.4%	80.9%

Net premiums written to gross premiums written	83.1%	85.9%	96.0%	94.6%	91.0%	84.8%	92.6%

17

Arch Capital Group Ltd. and Subsidiaries
Segment Information — Reinsurance Segment

(U.S. Dollars in thousands)	Three Months Ended										Six Months Ended
	June 30,		March 31,		December 31,		September 30,		June 30,		June 30,		June 30,
	2014		2014		2013		2013		2013		2014		2013

Net premiums written
Other specialty (1)	$105,721	36.3%	$147,609	33.3%	$99,382	34.5%	$125,666	40.2%	$61,480	21.2%	$253,330	34.5%	$192,817	27.1%
Casualty (2)	67,823	23.3%	126,713	28.5%	98,664	34.3%	58,893	18.8%	51,502	17.7%	194,536	26.5%	148,747	20.9%
Property excluding property catastrophe (3)	54,887	18.9%	95,127	21.4%	62,453	21.7%	78,085	25.0%	62,938	21.7%	150,014	20.4%	151,998	21.3%
Property catastrophe	53,986	18.6%	52,512	11.8%	9,923	3.4%	33,810	10.8%	99,874	34.4%	106,498	14.5%	177,016	24.8%
Marine and aviation	6,880	2.4%	16,911	3.8%	13,636	4.7%	13,283	4.3%	14,319	4.9%	23,791	3.2%	37,461	5.3%
Other (4)	1,550	0.5%	5,054	1.1%	3,721	1.3%	2,794	0.9%	110	—%	6,604	0.9%	4,652	0.7%
Total	$290,847	100.0%	$443,926	100.0%	$287,779	100.0%	$312,531	100.0%	$290,223	100.0%	$734,773	100.0%	$712,691	100.0%

Pro rata	$123,663	42.5%	$174,197	39.2%	$224,869	78.1%	$208,701	66.8%	$96,361	33.2%	$297,860	40.5%	$258,454	36.3%
Excess of loss	167,184	57.5%	269,729	60.8%	62,910	21.9%	103,830	33.2%	193,862	66.8%	436,913	59.5%	454,237	63.7%
Total	$290,847	100.0%	$443,926	100.0%	$287,779	100.0%	$312,531	100.0%	$290,223	100.0%	$734,773	100.0%	$712,691	100.0%

Client location
United States	$134,649	46.3%	$223,248	50.3%	$157,214	54.6%	$186,775	59.8%	$159,836	55.1%	$357,897	48.7%	$362,399	50.8%
Europe	74,817	25.7%	156,849	35.3%	68,454	23.8%	48,794	15.6%	41,043	14.1%	231,666	31.5%	209,811	29.4%
Asia and Pacific	27,024	9.3%	20,890	4.7%	18,611	6.5%	29,778	9.5%	26,966	9.3%	47,914	6.5%	45,863	6.4%
Bermuda	30,497	10.5%	9,575	2.2%	16,382	5.7%	21,682	6.9%	43,782	15.1%	40,072	5.5%	48,983	6.9%
Other	23,860	8.2%	33,364	7.5%	27,118	9.4%	25,502	8.2%	18,596	6.4%	57,224	7.8%	45,635	6.4%
Total	$290,847	100.0%	$443,926	100.0%	$287,779	100.0%	$312,531	100.0%	$290,223	100.0%	$734,773	100.0%	$712,691	100.0%

Underwriting location
Bermuda	$100,011	34.4%	$106,990	24.1%	$57,717	20.1%	$134,546	43.1%	$130,570	45.0%	$207,001	28.2%	$267,204	37.5%
United States	99,636	34.3%	182,505	41.1%	141,743	49.3%	112,520	36.0%	99,327	34.2%	282,141	38.4%	252,920	35.5%
Europe	87,080	29.9%	141,863	32.0%	79,060	27.5%	56,681	18.1%	52,097	18.0%	228,943	31.2%	173,388	24.3%
Other	4,120	1.4%	12,568	2.8%	9,259	3.2%	8,784	2.8%	8,229	2.8%	16,688	2.3%	19,179	2.7%
Total	$290,847	100.0%	$443,926	100.0%	$287,779	100.0%	$312,531	100.0%	$290,223	100.0%	$734,773	100.0%	$712,691	100.0%

Net premiums earned
Other specialty (1)	$118,504	35.3%	$114,938	33.7%	$114,964	34.6%	$103,565	34.2%	$79,508	27.7%	$233,442	34.5%	$169,101	29.0%
Casualty (2)	90,176	26.9%	78,746	23.1%	72,523	21.8%	59,324	19.6%	54,922	19.1%	168,922	25.0%	109,927	18.8%
Property excluding property catastrophe (3)	69,172	20.6%	75,374	22.1%	72,862	22.0%	69,975	23.1%	66,980	23.3%	144,546	21.4%	131,882	22.6%
Property catastrophe	39,870	11.9%	49,794	14.6%	56,263	17.0%	48,595	16.0%	63,332	22.0%	89,664	13.2%	127,565	21.9%
Marine and aviation	15,259	4.5%	18,895	5.5%	11,043	3.3%	18,566	6.1%	20,392	7.1%	34,154	5.0%	40,496	6.9%
Other (4)	2,646	0.8%	3,601	1.1%	4,274	1.3%	3,073	1.0%	2,358	0.8%	6,247	0.9%	4,674	0.8%
Total	$335,627	100.0%	$341,348	100.0%	$331,929	100.0%	$303,098	100.0%	$287,492	100.0%	$676,975	100.0%	$583,645	100.0%

Pro rata	$178,344	53.1%	$187,437	54.9%	$177,170	53.4%	$159,930	52.8%	$128,957	44.9%	$365,781	54.0%	$271,486	46.5%
Excess of loss	157,283	46.9%	153,911	45.1%	154,759	46.6%	143,168	47.2%	158,535	55.1%	311,194	46.0%	312,159	53.5%
Total	$335,627	100.0%	$341,348	100.0%	$331,929	100.0%	$303,098	100.0%	$287,492	100.0%	$676,975	100.0%	$583,645	100.0%

(1)     Includes international excess motor, trade credit, surety, workers’ compensation catastrophe, accident and health and other.    (2)     Includes professional liability, executive assurance and healthcare business.
(3)     Includes facultative business.                                    (4)     Includes life, casualty clash and other.

18

Arch Capital Group Ltd. and Subsidiaries
Segment Information — Mortgage Segment

(U.S. Dollars in thousands)	Three Months Ended					Six Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,	June 30,	June 30,
	2014	2014	2013	2013	2013	2014	2013

Gross premiums written	$55,476	$47,907	$20,435	$24,633	$18,744	$103,383	$44,502
Premiums ceded	(5,079)	(4,639)	—	—	—	(9,718)	—
Net premiums written	50,397	43,268	20,435	24,633	18,744	93,665	44,502
Change in unearned premiums	436	(4,503)	(6,262)	(11,860)	(6,076)	(4,067)	(20,182)
Net premiums earned	50,833	38,765	14,173	12,773	12,668	89,598	24,320
Other underwriting income (1)	1,216	766	259	—	—	1,982	—
Losses and loss adjustment expenses	(15,473)	(8,478)	1,531	(2,017)	(2,178)	(23,951)	(4,257)
Acquisition expenses, net	(11,481)	(9,154)	(6,547)	(3,451)	(4,137)	(20,635)	(7,828)
Other operating expenses	(16,288)	(13,876)	(3,350)	(2,334)	(1,290)	(30,164)	(2,693)
Underwriting income	$8,807	$8,023	$6,066	$4,971	$5,063	$16,830	$9,542

Underwriting Ratios
Loss ratio	30.4%	21.9%	(10.8)%	15.8%	17.2%	26.7%	17.5%
Acquisition expense ratio	22.6%	23.6%	46.2%	27.0%	32.7%	23.0%	32.2%
Other operating expense ratio	32.0%	35.8%	23.6%	18.3%	10.2%	33.7%	11.1%
Combined ratio	85.0%	81.3%	59.0%	61.1%	60.1%	83.4%	60.8%

Net (favorable) adverse development in prior year loss
reserves, net of related adjustments	0.1%	(3.0)%	—%	—%	—%	(1.2)%	—%
Combined ratio excluding prior year development	84.9%	84.3%	59.0%	61.1%	60.1%	84.6%	60.8%

Net premiums written by client location
United States	$46,111	$36,556	$13,310	$14,824	$11,594	$82,667	$35,558
Other	4,286	6,712	7,125	9,809	7,150	10,998	8,944
Total	$50,397	$43,268	$20,435	$24,633	$18,744	$93,665	$44,502

Net premiums written by underwriting location
United States	$24,594	$16,731	$—	$—	$—	$41,325	$—
Other	25,803	26,537	20,435	24,633	18,744	52,340	44,502
Total	$50,397	$43,268	$20,435	$24,633	$18,744	$93,665	$44,502

(1)     Represents income earned on various risk-sharing products offered to government sponsored entities and mortgage lenders.

19

Arch Capital Group Ltd. and Subsidiaries
Segment Information — Mortgage Segment

(U.S. Dollars in millions)	June 30, 2014		March 31, 2014
Insurance In Force (IIF) (1)
U.S. mortgage insurance	$21,168	44.9%	$21,240	46.9%
Mortgage reinsurance	21,405	45.4%	21,161	46.7%
Other (2)	4,586	9.7%	2,869	6.4%
Total	$47,159	100.0%	$45,270	100.0%
Risk In Force (RIF) (3)
U.S. mortgage insurance	$5,273	52.7%	$5,275	52.6%
Mortgage reinsurance	4,601	46.0%	4,664	46.6%
Other (1)	139	1.3%	80	0.8%
Total	$10,013	100.0%	$10,019	100.0%

Supplemental disclosures for U.S. mortgage insurance:
Total RIF by credit quality (FICO score):
>=740	$2,687	51.0%	$2,671	50.6%
680-739	1,724	32.7%	1,713	32.5%
620-679	709	13.4%	731	13.9%
<620	153	2.9%	160	3.0%
Total	$5,273	100.0%	$5,275	100.0%
Weighted average FICO score	731		730

Total RIF by Loan-To-Value (LTV):
95.01% and above	$1,161	22.0%	$1,183	22.4%
90.01% to 95.00%	2,389	45.3%	2,337	44.3%
85.01% to 90.00%	1,474	28.0%	1,494	28.3%
85.00% and below	249	4.7%	261	5.0%
Total	$5,273	100.0%	$5,275	100.0%
Weighted average LTV	93.4%		93.4%

Total RIF by State:
Wisconsin	$517	9.8%	$510	9.7%
California	454	8.6%	460	8.7%
Texas	283	5.4%	285	5.4%
Florida	264	5.0%	268	5.1%
Minnesota	258	4.9%	255	4.8%
Washington	228	4.3%	230	4.4%
Massachusetts	204	3.9%	203	3.8%
Alaska	202	3.8%	201	3.8%
Virginia	186	3.5%	185	3.5%
New York	184	3.5%	186	3.5%
Others	2,493	47.3%	2,492	47.3%
Total	$5,273	100.0%	$5,275	100.0%

Weighted average coverage (end of period RIF divided by IIF)	24.9%		24.8%
Analysts’ persistency (4)	80.5%		79.1%
Risk-to-capital ratio (5)	8.9:1		9.0:1

(1)    The aggregate dollar amount of each insured mortgage loan’s original principal balance.
(2)    Includes risk-sharing products offered to government sponsored entities and mortgage lenders and international insurance business.
(3)    The aggregate dollar amount of each insured mortgage loan’s current principal balance multiplied by the insurance coverage percentage specified in the policy for insurance policies issued.
(4)    Represents the percentage of IIF at the beginning of a 12-month period that remained in force at the end of the period.
(5)    Represents total current (non-delinquent) RIF, net of reinsurance, divided by total statutory capital. Ratio calculated for Arch Mortgage Insurance Company only (estimate for June 30, 2014).

20

Arch Capital Group Ltd. and Subsidiaries
Segment Information — Mortgage Segment

(U.S. Dollars in millions)	Three Months Ended				Six Months Ended
	June 30, 2014		March 31, 2014 (1)		June 30, 2014 (1)
Supplemental disclosures for U.S. mortgage insurance:
Total new insurance written (NIW) (2)	$941		$639		$1,580

Total NIW by credit quality (FICO score):
>=740	$534	56.8%	$375	58.7%	$909	57.5%
680-739	339	36.0%	225	35.2%	$564	35.7%
620-679	68	7.2%	39	6.1%	$107	6.8%
Total	$941	100.0%	$639	100.0%	$1,580	100.0%

Total NIW by LTV:
95.01% and above	$70	7.4%	$45	7.0%	$115	7.3%
90.01% to 95.00%	500	53.1%	330	51.6%	$830	52.5%
85.01% to 90.00%	265	28.2%	186	29.1%	$451	28.5%
85.01% and below	106	11.3%	78	12.3%	$184	11.7%
Total	$941	100.0%	$639	100.0%	$1,580	100.0%

Total NIW purchase vs. refinance:
Purchase	$786	83.5%	$487	76.2%	$1,273	80.6%
Refinance	155	16.5%	152	23.8%	$307	19.4%
Total	$941	100.0%	$639	100.0%	$1,580	100.0%

Ending number of policies in force (PIF)	126,347		127,019

Rollforward of insured loans in default:
Beginning delinquent number of loans	3,858		4,469		4,469
Plus: new notices	1,377		1,458		2,835
Less: cures	(1,202)		(1,635)		(2,837)
Less: paid claims	(383)		(429)		(812)
Less: delinquent rescissions and denials	(9)		(5)		(14)
Ending delinquent number of loans	3,641		3,858		3,641

Ending percentage of loans in default	2.9%		3.0%

Losses:
Number of claims paid	383		429		812
Total paid claims (in thousands)	$16,190		$18,117		$34,307
Average per claim (in thousands)	$42.3		$42.2		$42.3
Severity (3)	93.0%		97.4%		95.9%

Average reserve per default (in thousands)	$28.1		$27.5

(1)     Includes activity for January 2014 for comparability purposes (pre-acquisition date).
(2)    The original principal balance of all loans that received coverage during the period.
(2)    Represents total paid claims divided by RIF of loans for which claims were paid.

21

Arch Capital Group Ltd. and Subsidiaries
Investment Information — Investable Asset Summary and Investment Portfolio Metrics

The following table summarizes the Company’s investable assets and portfolio metrics:

(U.S. Dollars in thousands)	June 30,		March 31,		December 31,		September 30,		June 30,
	2014		2014		2013		2013		2013

Investable assets (1) (2):
Fixed maturities available for sale, at fair value	$10,714,532	72.9%	$9,775,730	68.5%	$9,571,776	68.1%	$9,688,345	72.9%	$9,570,583	73.8%
Fixed maturities, at fair value (3)	372,746	2.5%	456,826	3.2%	448,254	3.2%	367,152	2.8%	353,310	2.7%
Fixed maturities pledged under securities lending agreements, at fair value	82,730	0.6%	100,590	0.7%	105,081	0.7%	47,515	0.4%	44,666	0.3%
Total fixed maturities	11,170,008	76.0%	10,333,146	72.5%	10,125,111	72.1%	10,103,012	76.1%	9,968,559	76.9%
Short-term investments available for sale, at fair value	977,058	6.7%	1,484,280	10.4%	1,478,367	10.5%	993,375	7.5%	1,091,032	8.4%
Short-term investments pledged under securities lending agreements, at fair value	4,301	—%	—	—%	—	—%	846	—%	3,097	—%
Cash	471,721	3.2%	486,325	3.4%	434,057	3.1%	436,141	3.3%	375,119	2.9%
Equity securities available for sale, at fair value	608,820	4.1%	548,168	3.8%	496,824	3.5%	452,195	3.4%	438,038	3.4%
Other investments available for sale, at fair value	457,567	3.1%	426,917	3.0%	498,310	3.5%	528,938	4.0%	569,407	4.4%
Other investments, at fair value (3)	848,864	5.8%	799,824	5.6%	773,280	5.5%	772,573	5.8%	712,374	5.5%
Investments accounted for using the equity method (4)	281,464	1.9%	255,488	1.8%	244,339	1.7%	226,644	1.7%	208,796	1.6%
Securities transactions entered into but not settled at the balance sheet date	(130,922)	(0.9)%	(73,042)	(0.5)%	(763)	—%	(231,164)	(1.7)%	(405,611)	(3.1)%
Total investable assets managed by the Company	$14,688,881	100.0%	$14,261,106	100.0%	$14,049,525	100.0%	$13,282,560	100.0%	$12,960,811	100.0%

Average effective duration (in years)	3.14		3.24		2.62		2.83		3.04
Average S&P/Moody’s credit ratings (5)	AA/Aa2		AA/Aa2		AA-/Aa2		AA-/Aa2		AA-/Aa2
Embedded book yield (before investment expenses)	2.17%		2.27%		2.38%		2.41%		2.43%

(1)    This table excludes investable assets attributable the ‘other’ segment. Such amounts are summarized as follows:

(U.S. Dollars in thousands)	June 30,	March 31,
	2014	2014

Investable assets in ‘other’ segment:
Cash	$454,722	$1,083,280
Investments accounted for using the fair value option	819,481	—
Securities transactions entered into but not settled at the balance sheet date	(159,484)	—
Total investable assets included in ‘other’ segment	$1,114,719	$1,083,280

(2)    This table excludes the collateral received and reinvested and includes the fixed maturities and short-term investments pledged under securities lending agreements, at fair value.
(3)    Represents investments which are carried at fair value under the fair value option and reflected as “investments accounted for using the fair value option” on the balance sheet.

(4)
Changes in the carrying value of investment funds accounted for using the equity method are recorded as “equity in net income (loss) of investment funds accounted for using the equity method” rather than as an unrealized gain or loss component of accumulated other comprehensive income.

(5)    Average credit ratings on the Company’s investment portfolio on securities with ratings assigned by Standard & Poor’s (“S&P”) and Moody’s Investors Service (“Moody’s”).

22

Arch Capital Group Ltd. and Subsidiaries
Investment Information — Composition of Fixed Maturities

The following table summarizes the Company’s fixed maturities and fixed maturities pledged under securities lending agreements (excluding amounts included in the ‘other’ segment):

(U.S. Dollars in thousands)	Fair Value	Gross Unrealized Gains	Gross Unrealized Losses	Net Unrealized Gains (Losses)	Amortized Cost	Fair Value / Amortized Cost	% of Total

At June 30, 2014
Corporates	$3,092,323	$47,618	$(9,696)	$37,922	$3,054,401	101.2%	27.7%
Non-U.S. government-backed corporates	109,832	1,118	(776)	342	109,490	100.3%	1.0%
U.S. government and government agencies	1,435,974	5,137	(2,162)	2,975	1,432,999	100.2%	12.9%
Agency mortgage-backed securities	778,524	12,835	(6,346)	6,489	772,035	100.8%	7.0%
Non-agency mortgage-backed securities	376,668	13,090	(2,226)	10,864	365,804	103.0%	3.4%
Agency commercial mortgage-backed securities	125,393	381	(3,178)	(2,797)	128,190	97.8%	1.1%
Non-agency commercial mortgage-backed securities	994,008	17,857	(2,873)	14,984	979,024	101.5%	8.9%
Municipal bonds	1,413,131	33,549	(1,095)	32,454	1,380,677	102.4%	12.7%
Non-U.S. government securities	1,133,524	14,936	(5,399)	9,537	1,123,987	100.8%	10.1%
Asset-backed securities	1,710,631	8,988	(6,740)	2,248	1,708,383	100.1%	15.3%
Total	$11,170,008	$155,509	$(40,491)	$115,018	$11,054,990	101.0%	100.0%

At December 31, 2013
Corporates	$2,473,901	$34,529	$(34,204)	$325	$2,473,576	100.0%	24.4%
Non-U.S. government-backed corporates	127,427	760	(1,333)	(573)	128,000	99.6%	1.3%
U.S. government and government agencies	1,301,809	3,779	(11,242)	(7,463)	1,309,272	99.4%	12.9%
Agency mortgage-backed securities	810,232	2,428	(16,703)	(14,275)	824,507	98.3%	8.0%
Non-agency mortgage-backed securities	363,896	13,842	(5,506)	8,336	355,560	102.3%	3.6%
Agency commercial mortgage-backed securities	172,012	1,063	(6,700)	(5,637)	177,649	96.8%	1.7%
Non-agency commercial mortgage-backed securities	902,485	12,909	(8,524)	4,385	898,100	100.5%	8.9%
Municipal bonds	1,481,738	29,378	(9,730)	19,648	1,462,090	101.3%	14.6%
Non-U.S. government securities	1,159,017	14,729	(19,363)	(4,634)	1,163,651	99.6%	11.4%
Asset-backed securities	1,332,594	20,033	(13,795)	6,238	1,326,356	100.5%	13.2%
Total	$10,125,111	$133,450	$(127,100)	$6,350	$10,118,761	100.1%	100.0%

23

Arch Capital Group Ltd. and Subsidiaries
Investment Information — Credit Quality Distribution and Maturity Profile

The following table summarizes the credit quality distribution and maturity profile of the Company’s fixed maturities and fixed maturities pledged under securities lending agreements, excluding amounts included in the ‘other’ segment:

(U.S. Dollars in thousands)	June 30,		March 31,		December 31,		September 30,		June 30,
	2014		2014		2013		2013		2013

Credit quality distribution of total fixed maturities (1) (2):
U.S. government and government agencies (3)	$2,339,891	20.9%	$2,070,766	20.0%	$2,284,053	22.6%	$2,418,555	23.9%	$2,409,950	24.2%
AAA	4,250,726	38.1%	3,833,070	37.1%	3,709,872	36.6%	3,137,464	31.1%	3,112,835	31.2%
AA	2,072,825	18.6%	2,015,706	19.5%	1,720,605	17.0%	2,071,761	20.5%	1,921,194	19.3%
A	1,462,471	13.1%	1,373,213	13.3%	1,359,193	13.4%	1,341,236	13.3%	1,392,488	14.0%
BBB	330,207	3.0%	279,207	2.7%	304,543	3.0%	387,243	3.8%	414,100	4.2%
BB	169,865	1.5%	167,484	1.6%	180,125	1.8%	162,520	1.6%	144,527	1.4%
B	195,951	1.8%	193,581	1.9%	188,119	1.9%	189,379	1.9%	186,477	1.9%
Lower than B	177,309	1.6%	215,875	2.1%	241,463	2.4%	245,777	2.4%	243,694	2.4%
Not rated	170,763	1.5%	184,244	1.8%	137,138	1.4%	149,077	1.5%	143,294	1.4%
Total fixed maturities, at fair value	$11,170,008	100.0%	$10,333,146	100.0%	$10,125,111	100.0%	$10,103,012	100.0%	$9,968,559	100.0%

Maturity profile of total fixed maturities (1):
Due in one year or less	$222,741	2.0%	$312,786	3.0%	$280,187	2.8%	$298,261	3.0%	$332,687	3.3%
Due after one year through five years	4,640,884	41.5%	4,051,588	39.2%	4,005,049	39.6%	3,979,496	39.4%	3,578,434	35.9%
Due after five years through ten years	2,057,463	18.4%	1,963,512	19.0%	2,049,160	20.2%	2,072,174	20.5%	2,150,804	21.6%
Due after 10 years	263,696	2.4%	280,970	2.7%	209,496	2.1%	270,719	2.7%	250,773	2.5%
	7,184,784	64.3%	6,608,856	64.0%	6,543,892	64.6%	6,620,650	65.5%	6,312,698	63.3%
Mortgage-backed securities	1,155,192	10.3%	1,127,484	10.9%	1,174,128	11.6%	1,499,403	14.8%	1,592,207	16.0%
Commercial mortgage-backed securities	1,119,401	10.0%	1,023,055	9.9%	1,074,497	10.6%	783,718	7.8%	838,471	8.4%
Asset-backed securities	1,710,631	15.3%	1,573,751	15.2%	1,332,594	13.2%	1,199,241	11.9%	1,225,183	12.3%
Total fixed maturities, at fair value	$11,170,008	100.0%	$10,333,146	100.0%	$10,125,111	100.0%	$10,103,012	100.0%	$9,968,559	100.0%
(1)    This table excludes the collateral received and reinvested and includes the fixed maturities and short-term investments pledged under in securities lending agreements, at fair value.
(2)     For individual fixed maturities, S&P ratings are used. In the absence of an S&P rating, ratings from Moody’s are used, followed by ratings from Fitch Ratings.
(3)     Includes U.S. government-sponsored agency mortgage backed securities and agency commercial mortgage backed securities.

24

Arch Capital Group Ltd. and Subsidiaries
Investment Information — Analysis of Corporate Exposures

The following table summarized the Company’s corporate bonds by sector, excluding government-backed securities and amounts included in the ‘other’ segment:

(U.S. Dollars in thousands)	June 30,		March 31,		December 31,		September 30,		June 30,
	2014		2014		2013		2013		2013

Sector:
Industrials	$1,619,675	52.4%	$1,497,915	54.6%	$1,408,012	56.9%	$1,543,251	58.2%	$1,514,470	56.7%
Financials	1,071,628	34.7%	775,732	28.3%	702,318	28.4%	682,075	25.7%	652,194	24.4%
Covered bonds	235,787	7.6%	233,948	8.5%	211,160	8.5%	257,034	9.7%	296,250	11.1%
Utilities	128,012	4.1%	125,850	4.6%	107,756	4.4%	117,071	4.4%	143,952	5.4%
All other (1)	37,221	1.2%	111,472	4.1%	44,655	1.8%	53,478	2.0%	62,786	2.4%
Total fixed maturities, at fair value	$3,092,323	100.0%	$2,744,917	100.0%	$2,473,901	100.0%	$2,652,909	100.0%	$2,669,652	100.0%

Credit quality distribution (2):
AAA	$421,711	13.6%	$435,552	15.9%	$312,411	12.6%	$394,952	14.9%	$467,144	17.5%
AA	843,638	27.3%	597,925	21.8%	536,110	21.7%	585,292	22.1%	576,135	21.6%
A	1,059,987	34.3%	978,407	35.6%	903,956	36.5%	871,130	32.8%	854,959	32.0%
BBB	277,614	9.0%	226,918	8.3%	246,434	10.0%	326,796	12.3%	330,149	12.4%
BB	126,092	4.1%	129,154	4.7%	132,271	5.3%	121,796	4.6%	112,291	4.2%
B	180,907	5.9%	178,619	6.5%	170,831	6.9%	176,257	6.6%	171,000	6.4%
Lower than B	34,213	1.1%	40,376	1.5%	46,838	1.9%	43,393	1.6%	38,450	1.4%
Not rated	148,161	4.8%	157,966	5.8%	125,050	5.1%	133,293	5.0%	119,524	4.5%
Total fixed maturities, at fair value	$3,092,323	100.0%	$2,744,917	100.0%	$2,473,901	100.0%	$2,652,909	100.0%	$2,669,652	100.0%

(1)    Includes sovereign securities, supernational securities and other.
(2)    For individual fixed maturities, S&P ratings are used. In the absence of an S&P rating, ratings from Moody’s are used, followed by ratings from Fitch Ratings.

The following table summarizes the Company’s top ten exposures to fixed income corporate issuers by fair value at June 30, 2014, excluding government-backed securities, covered bonds and amounts included in the ‘other’ segment:

(U.S. Dollars in thousands)	Fair Value	% of Asset Class	% of Investable Assets	Credit Quality (1)

Issuer:
General Electric Co.	$104,833	3.4%	0.7%	AA+/A1
Toyota Motor Corporation	67,557	2.2%	0.5%	AA-/Aa3
Apple Inc.	66,109	2.1%	0.5%	AA+/Aa1
Porsche Automobil Holding SE	62,811	2.0%	0.4%	A-/A3
Westpac Banking Corp	59,323	1.9%	0.4%	AA-/Aa2
Exxon Mobil Corp.	56,311	1.8%	0.4%	AAA/Aaa
Daimler AG	53,288	1.7%	0.4%	A-/A3
Royal Bank of Canada	52,904	1.7%	0.4%	AA-/Aa3
Caterpillar Inc.	52,003	1.7%	0.4%	A/A2
Australia & New Zealand Banking Group Ltd.	50,324	1.6%	0.3%	AA-/Aa2
Total	$625,463	20.2%	4.3%

(1)    Average credit ratings assigned by S&P and Moody’s, respectively.

25

Arch Capital Group Ltd. and Subsidiaries
Investment Information — Structured Securities

The following table provides information on the Company’s mortgage-backed securities (MBS) and commercial mortgage-backed securities (CMBS) at June 30, 2014, excluding amounts guaranteed by U.S. government agencies and amounts included in the ‘other’ segment:

(U.S. Dollars in thousands)			Average	Estimated Fair Value
	Issuance	Amortized	Credit		% of Amortized	% of Investable		Non-Agency	Non-Agency
	Year	Cost	Quality	Total	Cost	Assets	Additional Statistics:	MBS	CMBS (1)

Non-agency MBS:	2003-2008	$138,608	CC+	$149,433	107.8%	1.0%	Wtd. average loan age (months)	79	23
	2009	32,217	AAA	32,181	99.9%	0.2%	Wtd. average life (months) (2)	57	52
	2010	39,002	AA+	39,132	100.3%	0.3%	Wtd. average loan-to-value % (3)	62.0%	58.7%
	2012	32,520	AAA	32,341	99.4%	0.2%	Total delinquencies (4)	10.7%	0.5%
	2013	102,950	AAA	103,692	100.7%	0.7%	Current credit support % (5)	17.1%	34.2%
	2014	20,507	AAA	19,889	97.0%	0.1%
Total non-agency MBS		$365,804	BBB	$376,668	103.0%	2.6%

Non-agency CMBS:	2002-2008	$67,683	A+	$69,369	102.5%	0.5%
	2009	372	BBB-	375	100.8%	—%
	2010	74,558	AAA	76,990	103.3%	0.5%
	2011	89,554	AAA	93,194	104.1%	0.6%
	2012	107,750	AAA	108,817	101.0%	0.7%
	2013	327,589	AAA	332,580	101.5%	2.3%
	2014	311,518	AAA	312,683	100.4%	2.1%
Total non-agency CMBS		$979,024	AA+	$994,008	101.5%	6.8%

(1)	Loans defeased with government/agency obligations represented were not material to the collateral underlying the Company’s CMBS holdings.

(2)
The weighted average life for MBS is based on the interest rates in effect at June 30, 2014. The weighted average life for CMBS reflects the average life of the collateral underlying the Company’s CMBS holdings.

(3)	The range of loan-to-values on MBS is 22% to 89%, while the range of loan-to-values on CMBS is 11% to 116%.

(4)	Total delinquencies includes 60 days and over.

(5)	Current credit support % represents the % for a collateralized mortgage obligation (“CMO”) or CMBS class/tranche from other subordinate classes in the same CMO or CMBS deal.

The following table provides information on the Company’s asset-backed securities (ABS) at June 30, 2014, excluding amounts included in the ‘other’ segment:

(U.S. Dollars in thousands)		Average	Weighted	Estimated Fair Value
	Amortized	Credit	Average Credit		% of Amortized	% of Investable
	Cost	Quality	Support	Total	Cost	Assets

Sector:
Credit cards	$626,244	AAA	15%	$629,111	100.5%	4.3%
Loans	318,673	AA	20%	317,080	99.5%	2.2%
Autos	303,161	AAA	28%	303,386	100.1%	2.1%
Equipment	225,049	AA-	7%	223,660	99.4%	1.5%
Other (1)	235,256	AA+	11%	237,394	100.9%	1.6%
Total ABS (2)	$1,708,383	AA+		$1,710,631	100.1%	11.6%

(1)	Including rate reduction bonds, commodities, home equity, U.K. securitized and other.

(2)
The effective duration of the total ABS was 1.8 years at June 30, 2014. The Company’s investment portfolio included sub-prime securities with a par value of $12.7 million and estimated fair value of $4.7 million and an average credit quality of “CCC/Caa1” from S&P/Moody’s at June 30, 2014. Such amounts were primarily in the home equity sector of ABS with the balance in other ABS, MBS and CMBS sectors. In addition, the portfolio of collateral backing the Company’s securities lending program contains sub-prime securities with an estimated fair value of $6.2 million and an average credit quality of “CCC-/Ca” from S&P/Moody’s at June 30, 2014.

26

Arch Capital Group Ltd. and Subsidiaries
Investment Information — Bank Loan Investments

The Company’s investments in bank loans are included in the following categories at June 30, 2014, excluding amounts included in the ‘other’ segment:

(U.S. Dollars in thousands)	Fair Value	% of Asset Class	% of Investable Assets

Composition:
Investment funds accounted for using the equity method	$4,868	1.1%	—%
Term loan investments (1)	422,161	98.9%	2.9%
Total	$427,029	100.0%	2.9%

Currency:
U.S.-denominated	$294,843	69.0%	2.0%
Euro-denominated	132,186	31.0%	0.9%
Total	$427,029	100.0%	2.9%

Sector:
Consumer cyclical	$92,074	21.6%	0.6%
Consumer non-cyclical	86,518	20.3%	0.6%
Industrials	80,873	18.9%	0.6%
Media	46,340	10.9%	0.3%
Utilities	42,071	9.9%	0.3%
Basic materials	35,556	8.3%	0.2%
All other	43,597	10.2%	0.3%
Total	$427,029	100.0%	2.9%

Weighted average rating factor (Moody's)	B2

(1)    Included in “investments accounted for using the fair value option” on the Company’s balance sheet.

27

Arch Capital Group Ltd. and Subsidiaries
Investment Information — Eurozone Investments

The fair value of the Company’s Eurozone investments are as follows at June 30, 2014, excluding amounts included in the ‘other’ segment:

(U.S. Dollars in thousands)		Financial	Other	Covered	Bank	Equities
	Sovereign (2)	Corporates	Corporates	Bonds (3)	Loans (4)	and Other	Total

Country (1):
Netherlands	$164,507	$2,763	$64,214	$—	$19,976	$9,851	$261,311
Germany	180,284	—	3,452	—	14,274	9,974	207,984
Luxembourg	—	—	33,996	—	13,286	—	47,282
France	—	2,565	28,414	—	4,426	7,963	43,368
Finland	14,434	—	—	7,078	—	—	21,512
Supranational (5)	32,060	—	—	—	—	—	32,060
Italy	—	—	1,228	—	3,611	—	4,839
Ireland	—	—	511	—	1,607	881	2,999
Spain	—	—	—	—	1,609	—	1,609
Total	$391,285	$5,328	$131,815	$7,078	$58,789	$28,669	$622,964

(1)
The country allocations set forth in the table are based on various assumptions made by the Company in assessing the country in which the underlying credit risk resides, including a review of the jurisdiction of organization, business operations and other factors. Based on such analysis, the Company does not believe that it has any Eurozone investments from Austria, Belgium, Estonia, Greece, Malta, Portugal, Slovakia or Slovenia at June 30, 2014.

(2)	Sovereign includes securities issued and/or guaranteed by Eurozone governments.

(3)	Securities issued by Eurozone banks where the security is backed by a separate group of loans.

(4)	Included in “term loan investments” in the Bank Loan Investments table.

(5)	Includes World Bank, European Investment Bank, International Finance Corp. and European Bank for Reconstruction and Development.

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Arch Capital Group Ltd. and Subsidiaries
Comments on Regulation G

Throughout this financial supplement, the Company presents its operations in the way it believes will be the most meaningful and useful to investors, analysts, rating agencies and others who use the Company’s financial information in evaluating the performance of the Company. This presentation includes the use of after-tax operating income available to Arch common shareholders, which is defined as net income available to Arch common shareholders, excluding net realized gains or losses, net impairment losses recognized in earnings, equity in net income or loss of investment funds accounted for using the equity method and net foreign exchange gains or losses, net of income taxes. The presentation of after-tax operating income available to Arch common shareholders is a “non-GAAP financial measure” as defined in Regulation G. The reconciliation of such measure to net income available to Arch common shareholders (the most directly comparable GAAP financial measure) in accordance with Regulation G is included on the following page.

The Company believes that net realized gains or losses, net impairment losses recognized in earnings, equity in net income or loss of investment funds accounted for using the equity method and net foreign exchange gains or losses in any particular period are not indicative of the performance of, or trends in, the Company’s business performance. Although net realized gains or losses, net impairment losses recognized in earnings, equity in net income or loss of investment funds accounted for using the equity method and net foreign exchange gains or losses are an integral part of the Company’s operations, the decision to realize investment gains or losses, the recognition of the change in the carrying value of investments accounted for using the fair value option in net realized gains or losses, the recognition of net impairment losses recognized in earnings, the recognition of equity in net income or loss of investment funds accounted for using the equity method and the recognition of foreign exchange gains or losses are independent of the insurance underwriting process and result, in large part, from general economic and financial market conditions. Furthermore, certain users of the Company’s financial information believe that, for many companies, the timing of the realization of investment gains or losses is largely opportunistic. In addition, net impairment losses recognized in earnings represent other-than-temporary declines in expected recovery values on securities without actual realization. The use of the equity method on certain of the Company’s investments in certain funds that invest in fixed maturity securities is driven by the ownership structure of such funds (either limited partnerships or limited liability companies). In applying the equity method, these investments are initially recorded at cost and are subsequently adjusted based on the Company’s proportionate share of the net income or loss of the funds (which include changes in the market value of the underlying securities in the funds). This method of accounting is different from the way the Company accounts for its other fixed maturity securities and the timing of the recognition of equity in net income or loss of investment funds accounted for using the equity method may differ from gains or losses in the future upon sale or maturity of such investments. Due to these reasons, the Company excludes net realized gains or losses, net impairment losses recognized in earnings, equity in net income or loss of investment funds accounted for using the equity method and net foreign exchange gains or losses from the calculation of after-tax operating income available to Arch common shareholders.

The Company believes that showing net income available to Arch common shareholders exclusive of the items referred to above reflects the underlying fundamentals of the Company’s business since the Company evaluates the performance of and manages its business to produce an underwriting profit. In addition to presenting net income available to Arch common shareholders, the Company believes that this presentation enables investors and other users of the Company’s financial information to analyze the Company’s performance in a manner similar to how the Company’s management analyzes performance. The Company also believes that this measure follows industry practice and, therefore, allows the users of the Company’s financial information to compare the Company’s performance with its industry peer group. The Company believes that the equity analysts and certain rating agencies which follow the Company and the insurance industry as a whole generally exclude these items from their analyses for the same reasons.

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Arch Capital Group Ltd. and Subsidiaries
Operating Income Reconciliation and Annualized Operating Return on Average Common Equity

The following table provides a reconciliation of after-tax operating income (loss) available to Arch common shareholders to net income available to Arch common shareholders along with related per common share results:

(U.S. Dollars in thousands, except share data)	Three Months Ended					Six Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,	June 30,	June 30,
	2014	2014	2013	2013	2013	2014	2013

After-tax operating income (loss) available to Arch common shareholders	$160,669	$164,404	$152,741	$149,205	$135,021	$325,073	$293,769
Net realized gains (losses), net of tax	50,267	18,273	8,584	(3,442)	13,779	68,540	68,702
Net impairment losses recognized in earnings, net of tax	(14,749)	(2,971)	(88)	(728)	(724)	(17,720)	(2,970)
Equity in net income (loss) of investment funds accounted for using the equity method, net of tax	9,054	3,164	5,309	5,665	10,941	12,218	24,764
Net foreign exchange gains (losses), net of tax	(2,710)	(5,854)	(10,541)	(41,359)	12,438	(8,564)	38,182
Net income available to Arch common shareholders	$202,531	$177,016	$156,005	$109,341	$171,455	$379,547	$422,447

Diluted per common share results:
After-tax operating income (loss) available to Arch common shareholders	$1.17	$1.20	$1.12	$1.10	$0.99	$2.38	$2.17
Net realized gains (losses), net of tax	$0.37	$0.14	$0.06	$(0.03)	$0.10	$0.50	$0.50
Net impairment losses recognized in earnings, net of tax	$(0.11)	$(0.02)	$—	$(0.01)	$—	$(0.13)	$(0.02)
Equity in net income (loss) of investment funds accounted for using the equity method, net of tax	$0.07	$0.02	$0.04	$0.04	$0.08	$0.09	$0.18
Net foreign exchange gains (losses), net of tax	$(0.02)	$(0.04)	$(0.08)	$(0.30)	$0.09	$(0.06)	$0.28
Net income available to Arch common shareholders	$1.48	$1.30	$1.14	$0.80	$1.26	$2.78	$3.11

Weighted average common shares and common share equivalents outstanding — diluted	136,889,944	136,562,717	136,467,998	136,034,413	135,849,050	136,716,889	135,624,226

The following table provides the calculation of annualized operating return on average common equity:

(U.S. Dollars in thousands)	Three Months Ended					Six Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,	June 30,	June 30,
	2014	2014	2013	2013	2013	2014	2013

After-tax operating income (loss) available to Arch common shareholders	$160,669	$164,404	$152,741	$149,205	$135,021	$325,073	$293,769
Annualized after-tax operating income (loss) available to Arch common shareholders (a)	$642,676	$657,616	$610,964	$596,820	$540,084	$650,146	$587,538

Beginning common shareholders’ equity	$5,567,133	$5,322,496	$5,118,285	$4,909,318	$5,010,530	$5,322,496	$4,843,878
Ending common shareholders’ equity	5,904,399	5,567,133	5,322,496	5,118,285	4,909,318	5,904,399	4,909,318
Average common shareholders’ equity (b)	$5,735,766	$5,444,815	$5,220,391	$5,013,802	$4,959,924	$5,613,448	$4,876,598

Annualized operating return on average common equity (a)/(b)	11.2%	12.1%	11.7%	11.9%	10.9%	11.6%	12.0%

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Arch Capital Group Ltd. and Subsidiaries
Capital Structure and Share Repurchase Activity

The following table provides an analysis of the Company’s capital structure:

(U.S. Dollars in thousands, except share data)	June 30,	March 31,	December 31,	September 30,	June 30,
	2014	2014	2013	2013	2013
Debt:
Senior notes, due May 1, 2034 (7.35%) (1)	$300,000	$300,000	$300,000	$300,000	$300,000
Senior notes, due November 1, 2043 (5.144%) (2)	500,000	500,000	500,000	—	—
Revolving credit agreement borrowings, due June 30, 2019 (variable)	100,000	100,000	100,000	100,000	100,000
Total debt	$900,000	$900,000	$900,000	$400,000	$400,000

Shareholders’ equity available to Arch:
Non-cumulative preferred shares (6.75%)	$325,000	$325,000	$325,000	$325,000	$325,000
Common shareholders’ equity (a)	5,904,399	5,567,133	5,322,496	5,118,285	4,909,318
Total shareholders’ equity available to Arch	$6,229,399	$5,892,133	$5,647,496	$5,443,285	$5,234,318

Total capital available to Arch	$7,129,399	$6,792,133	$6,547,496	$5,843,285	$5,634,318

Common shares outstanding, net of treasury shares (b)	135,030,886	134,084,138	133,674,884	133,480,323	133,416,419

Book value per common share (3) (a)/(b)	$43.73	$41.52	$39.82	$38.34	$36.80

Leverage ratios:
Senior notes/total capital	11.2%	11.8%	12.2%	5.1%	5.3%
Revolving credit agreement borrowings/total capital	1.4%	1.5%	1.5%	1.7%	1.8%
Debt/total capital	12.6%	13.3%	13.7%	6.8%	7.1%
Preferred/total capital	4.6%	4.8%	5.0%	5.6%	5.8%
Debt and preferred/total capital	17.2%	18.0%	18.7%	12.4%	12.9%

(1)	Issued by Arch Capital Group Ltd. (“ACGL”).

(2)	Issued by Arch Capital Group (U.S.) Inc., a wholly owned subsidiary of ACGL, and fully and unconditionally guaranteed by ACGL.

(3)	Excludes the effects of stock options and restricted stock units outstanding.

The following table provides an analysis of the Company’s share repurchase program:

(U.S. Dollars in thousands except share data)	Three Months Ended							Cumulative
	June 30,	March 31,	December 31,	September 30,		June 30,		June 30,
	2014	2014	2013	2013		2013		2014
Effect of share repurchases:
Aggregate cost of shares repurchased	$—	$—	$—	$1,333		$15,499		$2,787,885
Shares repurchased	—	—	—	26,300		307,659		109,947,242
Average price per share repurchased	$—	$—	$—	$50.70		$50.37		$25.36

Average book value per common share (1)	$42.63	$40.67	$39.08	$37.57		$37.23
Average repurchase price-to-book multiple	—	—	—	1.35	x	1.35	x

Remaining share repurchase authorization (2)	$712,115

(1)    Equals average of beginning and ending book value per common share for each period presented.

(2)
Repurchases under the share repurchase authorization may be effected from time to time in open market or privately negotiated transactions through December 2014. The timing and amount of the repurchase transactions under this program will depend on a variety of factors, including market conditions and corporate and regulatory considerations.

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